SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 27, 2007
BUILDERS FIRSTSOURCE, INC .

(Exact name of registrant as specified in its charter)

Delaware	0-51357	52-2084569

(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2001 Bryan Street, Suite 1600, Dallas, Texas	75201

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (214) 880-3500
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     On March 27, 2007, in accordance with the recommendation of its Compensation Committee, the Board of Directors of Builders FirstSource, Inc. (the “Corporation”) approved an extraordinary bonus of $200,000 for Mr. Charles Horn, the Corporation’s Chief Financial Officer, in recognition of his significant contribution to the Corporation in connection with the achievement of certain internal control effectiveness, Securities and Exchange Commission reporting, and process improvement goals.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUILDERS FIRSTSOURCE, INC.
By:	/s/ Donald F. McAleenan
Name:	Donald F. McAleenan
Title:	Senior Vice President, General Counsel and Secretary

Date: March 30, 2007